Exhibit 10.1

FOURTH MODIFICATION OF WAIVER AND
FIFTH AMENDMENT TO CREDIT AGREEMENT
(TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT)

THIS FOURTH MODIFICATION OF WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is dated as of April 29,  2005 and is made by and among KEY ENERGY SERVICES, INC., a Maryland corporation (the “Borrower”), each of the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), PNC CAPITAL MARKETS, INC., and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor-by-merger to Wells Fargo Bank Texas, National Association), as the Co-Lead Arrangers, and CALYON NEW YORK BRANCH (successor by merger to CREDIT LYONNAIS NEW YORK BRANCH), as the Syndication Agent (the “Syndication Agent”), JPMORGAN CHASE BANK, N.A. and COMERICA BANK, as the Co-Documentation Agents (the “Co-Documentation Agents”).

GENERAL RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent and the other parties hereto are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 7, 1997, as amended and restated through November 10, 2003, and as amended by that certain Waiver And First Amendment To Credit Agreement (the “Waiver and First Amendment”) dated as of April 5, 2004, that Modification of Waiver and Second Amendment to Credit Agreement (the “Modification of Waiver”) dated August 31, 2004, that Second Modification of Waiver and Third Amendment to Credit Agreement (the “Second Modification of Waiver”) and that Third Modification of Waiver and Fourth Amendment to Credit Agreement (the “Third Modification of Waiver”)  dated March 30, 2005 (and as hereafter amended, restated, supplemented or modified, the “Credit Agreement”);

WHEREAS, the Lenders and Borrower desire to modify certain provisions of the Waiver and First Amendment as previously modified by the Modification of Waiver, the Second Modification of Waiver and the Third Modification of Waiver; and

WHEREAS, except as otherwise provided in this Amendment, capitalized terms used herein shall have the meanings given to them in the Credit Agreement, as amended by this Amendment, and all references to Sections in this Amendment which do not refer to a specific document shall be deemed to refer to the Credit Agreement.

AGREEMENT

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.                                       Modification of Agreements (Section 1(c) Contained in Waiver And First Amendment.

Clauses (1), (4) and (7) of Section 1(c) (Agreements) of the Waiver and First Amendment are hereby amended and restated to read as follows (the other clauses of such Waiver and First Amendment, as previously amended are not being amended hereby and remain in full force and effect):

“(1)                            Draft Annual Statements for 2004.  The Loan Parties shall deliver to the Administrative Agent and to the Lenders draft, internal, unaudited financial statements for the fiscal year ended December 31, 2004 (the “Draft Annual Statements for 2004”) on or before the later of the effective date hereof or April 30, 2005.  The Draft Annual Statements for 2004 shall consist of a consolidated and consolidating balance sheet as of the end of such fiscal year, and related consolidated and consolidating statement of income for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by the Borrower to reflect the Borrower’s financial condition and results of operations in all material respects as of and for the period ended December 31, 2004, subject to any write downs, write offs, charges and adjustments required as a result of the Restatements;

. . .

(4)                                  Finalized Financial Statements and Compliance Certificates.  The Loan Parties shall deliver to the Administrative Agent and to the Lenders the following documents by the dates set forth below:

(i)                                     May 31, 2005.  By May 31, 2005, their 2003 Annual Statements, which shall be finalized and comply in all respects (other than the requirement for timely delivery) with the requirements of Section 7.3.2 of the Credit Agreement ( the delivery of the report of independent certified public accountants for the Loan Parties as more fully described in Section 7.3.2 of the Credit Agreement) and concurrently with the delivery of such 2003 Annual Statements, a Compliance Certificate based on the results contained in such statements;

(ii)                                  July 31, 2005.  By July 31, 2005, their March 31, 2004 Quarterly Statements, June 30, 2004 Quarterly Statements, September 30, 2004 Quarterly Statements, and 2004 Annual Statements, all of which shall be finalized and comply in all respects (other than the requirement for timely delivery) with the requirements of Sections 7.3.2 and 7.3.1, as applicable, of the Credit Agreement (including, in the case of the 2004 Annual Statements,  the delivery of the report of independent certified public accountants for the Loan Parties as more fully described in Section 7.3.2 of the Credit Agreement) and concurrently with the delivery of such each such statement, a Compliance Certificate based on the results contained in such statement;

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(iii)                               August 31, 2005.  By August 31, 2005, their March 31, 2005 Quarterly Statements and June 30, 2005 Quarterly Statements, all of which shall be finalized and comply in all respects (other than the requirement for timely delivery) with the requirements of Section 7.3.1 of the Credit Agreement and concurrently with the delivery of such each such statements, a Compliance Certificate based on the results contained in such statements;

. . .

(7)                                  Violation of Agreements in this Section 1(c)—Events of Default and Pricing Increases.

(A)                              Events of Default.

Any breach of any agreement in clauses (1), (2) or (3) of this Section 1(c) shall constitute an Event of Default if not cured within 10 days following the occurrence thereof.  Any breach of any agreement in clauses (4), (6) or (9) of this Section 1(c) shall be deemed a violation of a negative covenant subject to Section 8.1.3 [Breach of Negative Covenants or Visitation Rights] of the Credit Agreement (and as such shall result in an Event of Default upon the occurrence thereof).

(B)                                Pricing Increase.

If either of the following events shall occur: (i) the Loan Parties fail to deliver to the Administrative Agent and to the Lenders by April 30, 2005, their 2003 Annual Statements (the form and content of which shall comply with the requirements described in Section 1(c)(4)(i) of this Agreement) and, concurrently therewith, the Compliance Certificate based on the results contained in such statements, or (ii) any breach of any agreement under Section 1(c) of this Agreement shall occur, then, immediately upon the occurrence of such event, the Applicable Margin under the Base Rate Option and the Euro-Rate Option each shall be increased by .25%.  Each such increase in the Applicable Margins pursuant to the preceding sentence shall be permanent (and shall not be reduced if the Loan Parties shall again be in full compliance with the requirements described in such sentence ). Any increase in the Applicable Margin under the Euro-Rate Option under this clause (7) shall also increase the Letter of Credit Fee (which is equal to the Applicable Margin under the Euro-Rate Option) by a corresponding amount.  In no event shall the Applicable Margin at any time be increased pursuant to the first two sentences of this Section 1(7)(B) by more than .25%, provided however that any increase in the interest rates provided for under this Section 1(7)(B) shall be in addition to any increase in the interest rates or fees pursuant to Section 3.3 of the Credit Agreement [Default Rate] arising as a result of the existence of an Event of Default.

2.                                       Representations.

The Borrower represents and warrants to the Administrative Agent and the Lenders that, by its execution and delivery hereof to the Administrative Agent, as of the Effective

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Date (defined below), after giving effect to this Amendment, no Potential Default or Event of Default has occurred and is continuing, and the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Credit Agreement or any Loan Documents, including without limitation the representation that the transactions contemplated herein will not violate any Requirement of Law or Contractual Obligation of any Loan Party, are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

3.                                       Conditions to Effectiveness of this Amendment.

This Amendment shall become effective on the date on which all of the following conditions have occurred:

(a)                                  Execution and Delivery.  The Administrative Agent (or its counsel) shall have received a copy of this Amendment duly executed and delivered by duly authorized officers of the Borrower and each of the Guarantors, the Required Lenders and the Administrative Agent;

(b)                                 Representations and Warranties.  The representations and warranties in Section 2 of this Amendment shall be true and correct and, after giving effect to this Amendment,  no Potential Default or Event of Default shall exist and be continuing.

(c)                                  Fee.  The Borrower shall have paid to the Administrative Agent for the account of each Lender which delivers to the Administrative Agent (or the Administrative Agent’s counsel as instructed by the Administrative Agent) such Lender’s signed signature page to this Amendment on or before the close of business on April 30, 2005 a fee in the amount of ..25% times such Lender’s Commitment.

4.                                       Miscellaneous.

(a)                                  Continuing Effect of the Credit Agreement.  This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement, the Waiver and First Amendment, the Modification of Waiver, the Second Modification of Waiver or the Third Modification of Waiver not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein.  Except as expressly consented to hereby, the provisions of the Credit Agreement, the Waiver and First Amendment, the Modification of Waiver, the Second Modification of Waiver or the Third Modification of Waiver and the other Loan Documents are and shall remain in full force and effect.

(b)                                 Fees and Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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(c)                                  Counterparts.  This Amendment may be executed in any number of counterparts (including by facsimile) by the parties hereto, each of which counterparts (whether by facsimile or otherwise) when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

(d)                                 GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF PENNSYLVANIA.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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[SIGNATURE PAGE 1 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

KEY ENERGY SERVICES, INC.

By:	/s/ William M. Austin
Name:	William M. Austin
Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE 2 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Richard C. Munsick
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE 3 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, successor-by-merger to Wells Fargo Bank Texas, National Association, , individually and as Co-Lead Arranger

By:	/s/ Eric R. Hollingworth
Name:	Eric R. Hollingsworth
Title:	Vice President

[SIGNATURE PAGE 4 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

CALYON NEW YORK BRANCH, individually and as Syndication Agent

By:	/s/ Olivier Audemard
Name:	Olivier Audemard
Title:	Managing Director

By:	/s/ Philippe Soustra
Name:	Philippe Soustra
Title:	Executive Vice President

[SIGNATURE PAGE 5 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as Co-Documentation Agent

By:	/s/ Jeanie C. Gonzalez
Name:	Jeanie C. Gonzalez
Title:	Senior Vice President

[SIGNATURE PAGE 6 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

COMERICA BANK, individually and as Co- Documentation Agent

By:	/s/ Mona M. Foch
Name:	Mona M. Foch
Title:	Senior Vice President – Texas Division

[SIGNATURE PAGE 7 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

BNP PARIBAS

By:	/s/ Mark A. Cox
Name:	Mark A. Cox
Title:	Director

By:	/s/ Greg Smothers
Name:	Greg Smothers
Title:	Vice President

[SIGNATURE PAGE 8 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Robert M. Kadlick
Name:	Robert Kalick
Title:	Duly Authorized Signatory

[SIGNATURE PAGE 9 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

HIBERNIA NATIONAL BANK

By:	/s/ Stephen H. Birnbaum
Name:	Stephen H. Birnbaum
Title:	Vice President

[SIGNATURE PAGE 10 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

NATEXIS BANQUES POPULAIRES

By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Vice President and Group Manager

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Vice President and Group Manager

[SIGNATURE PAGE 11 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

AMEGY BANK N.A. f/k/a SOUTHWEST BANK OF TEXAS, N.A.

By:	/s/ Scott Collins
Name:	Scott Collins
Title:	Banking Officer

[SIGNATURE PAGE 12 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

GUARANTORS:

BROOKS WELL SERVICING, INC.
DAWSON PRODUCTION ACQUISITION CORP.*
DAWSON PRODUCTION MANAGEMENT, INC.
DAWSON PRODUCTION TAYLOR, INC.*
KALKASKA OILFIELD SERVICES, INC.
KEY ENERGY DRILLING, INC.
KEY ENERGY SERVICES-CALIFORNIA, INC.
KEY ENERGY SERVICES-SOUTH TEXAS, INC.
KEY FOUR CORNERS, INC.
KEY ROCKY MOUNTAIN, INC.
MISR KEY ENERGY SERVICES, LLC
Q SERVICES, INC.
Q.V. SERVICES, INC.
UNITRAK SERVICES HOLDING, INC.
WATSON OILFIELD SERVICE & SUPPLY, INC.
WELL-CO OIL SERVICE, INC.
WELLTECH EASTERN, INC.
WELLTECH MID-CONTINENT, INC.
YALE E. KEY, INC.

By:	/s/ William M. Austin
Name:	William M. Austin
Title:	Vice President of each corporate general partner listed above

[SIGNATURE PAGE 13 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

BROOKS WELL SERVICING BENEFICIAL, LP
by the sole general partner, Brooks Well Servicing, Inc.
DAWSON PRODUCTION PARTNERS, L.P.
by the sole general partner, Dawson Production Management, Inc.
KEY ENERGY DRILLING BENEFICIAL, LP
by the sole general partner, Key Energy Drilling, Inc.
Q.V. SERVICES BENEFICIAL, L.P.
by the sole general partner,
Q.V. Services, Inc.
UNITRAK SERVICES, L.P.
by the sole general partner, Unitrak Services Holding, Inc.
WELLTECH MID-CONTINENT BENEFICIAL, LP
by the sole general partner, WellTech Mid- Continent, Inc.
YALE E. KEY BENEFICIAL, LP
by the sole general partner, Yale E. Key, Inc.

By:	/s/ William M. Austin
Name:	William M. Austin
Title:	Vice President of each corporate general partner listed above

[SIGNATURE PAGE 14 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

KEY ENERGY PRESSURE PUMPING SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q PRODUCTION SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
QUALITY OIL FIELD SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
KEY ENERGY FISHING & RENTAL SERVICES, L.P.
by the sole general partner, Q Oil & Gas Services, LLC
Q.V. SERVICES OF TEXAS, L.P.
by the sole general partner, Q Oil & Gas Services, LLC

By:	William M. Austin (SEAL)
Name:	William M. Austin
Title:	Vice President of Q Services, Inc., the sole member of each sole general partner listed above

[SIGNATURE PAGE 15 OF 15 TO FOURTH MODIFICATION OF

WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT]

BROOKS WELL SERVICING, LLC
KEY ENERGY DRILLING, LLC
Q ENERGY SERVICES, L.L.C.
Q OIL & GAS SERVICES, LLC
Q.V. SERVICES, LLC
UNITRAK SERVICES, LLC
YALE E. KEY, LLC
WELLTECH MID-CONTINENT, LLC
KEY ENERGY SHARED SERVICES, LLC

By:	/s/ Kimberly R. Frye
Name:	Kimberly R. Frye
Title:	*Manager of each limited liability company listed above

*Signed in capacity of Secretary for Key Energy Shared Services, LLC